UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2010

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

WYNN LAS VEGAS, LLC
 (Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed in prior filings of Wynn Resorts, Limited (“WRL”) and Wynn Las Vegas, LLC (“WLV”) with the Securities and Exchange Commission, pursuant to that certain Agreement of Lease, dated as of January 10, 2005 (as amended) (the “Existing Lease”), by and between Stephen A. Wynn (“Mr. Wynn”), Chairman of the Board of Directors and Chief Executive Officer of WRL, and WLV, Mr. Wynn and Elaine P. Wynn (“Ms. Wynn”), a director of WRL, leased from year to year a villa suite (the “Villa Suite”) and a fairway suite in the Wynn Las Vegas Resort as their personal residence.  On March 17, 2010, Ms. Wynn and WLV entered into an Agreement of Lease (the “New EW Lease”) for the lease of the Villa Suite as Ms. Wynn’s personal residence.  The New EW Lease was approved by the Audit Committee of the Board of Directors of WRL.  The term of the lease commenced as of March 1, 2010 and terminates December 31, 2010.  Pursuant to the terms of the New EW Lease, Ms. Wynn will pay annual rent equal to $350,000, which amount was determined based on a third-party appraisal.  Certain services for, and maintenance of, the Villa Suite are included in the rental.  Upon execution of the New EW Lease, the Existing Lease was terminated with respect to the Villa Suite.  This description of the New EW Lease is qualified in its entirety by reference to the New EW Lease, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On March 18, 2010, Mr. Wynn and WLV entered into an Amended and Restated Agreement of Lease (the “New SW Lease”) amending and restating the Existing Lease for the lease of two fairway villas (the “Fairway Villas”) as Mr. Wynn’s personal residence.  The New SW Lease was approved by the Audit Committee of the Board of Directors of WRL.  The term of the lease commences as of March 1, 2010 and runs concurrent with the term of Mr. Wynn’s employment agreement with WRL.  Pursuant to the New SW Lease, the rental value of the Fairway Villas will be treated as imputed income to Mr. Wynn, and will be equal to the fair market value of the accommodations provided.  Effective March 1, 2010 and for the first two years of the term of the New SW Lease, the rental value will be $503,831 per year, which amount was determined based on a third-party appraisal.  The rental value of the Fairway Villas will be re-determined every two years during the term of the lease based upon an independent third-party appraisal.  Certain services for, and maintenance of, the Fairway Villas are included in the rental.  This description of the New SW Lease is qualified in its entirety by reference to the New SW Lease, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report with respect to the Existing Lease, as it relates to Ms. Wynn, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Agreement of Lease, dated as of March 17, 2010, by and between Wynn Las Vegas, LLC and Elaine P. Wynn.

10.2	Amended and Restated Agreement of Lease, dated as of March 18, 2010, by and between Wynn Las Vegas, LLC and Stephen A. Wynn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 19, 2010

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 19, 2010
WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer